Exhibit 10.1

Supplemental Agreement No. 29

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into this 12_ day of March , 2012, (SA-29) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented relating to Boeing Model 777 aircraft (the Purchase Agreement) (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement); and

WHEREAS, Customer and Boeing have agreed pursuant to Letter Agreement No. 6-1162-AKP-110R3 entitled “Aircraft Purchase Rights and Substitution Rights” (777 Aircraft Purchase & Substitution Rights Letter), among other things, to:

a) revise the delivery position of one specified MADP Right (the Revised MADP Right) as follows:

Prior to SA-29	Pursuant to SA-29
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b) revise the delivery positions of the following specified QADP Rights (Revised QADP Rights) as follows:

P.A. No. 1980	1	SA-29

BOEING PROPRIETARY

Prior to SA-29	Pursuant to SA-29

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

quarter of

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

quarter of

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

quarter of

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

quarter of

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c) convert two MADP Rights (Former [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MADP Rights) into two QADP Rights, each with an option exercise date of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Quarter [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] QADP Rights).

Prior to SA-29	Pursuant to SA-29
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

quarter of

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980	2	SA-29

BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

quarter of

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

d) convert one QADP Right (Former QADP Right) into an MADP Right with an option exercise date of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (New MADP Right).

Prior to SA-29	Pursuant to SA-29

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

quarter of

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:

The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents,” attached hereto and identified with an “SA-29” legend, is substituted in lieu thereof to reflect the changes made by this SA-29.

P.A. No. 1980	3	SA-29

BOEING PROPRIETARY

2.	Attachments B and C to Letter Agreement No. 6-1162-AKP-110R3:

Attachment B entitled “Information Regarding MADP Rights to Letter Agreement No. 6-1162-AKP-110R3” is deleted in its entirety and a revised Attachment B (Revised Attachment B), attached hereto, is substituted in lieu thereof.

Attachment C entitled “Information Regarding QADP Rights to Letter Agreement No. 6-1162-AKP-110R3” is deleted in its entirety and a revised Attachment C (Revised Attachment C), attached hereto, is substituted in lieu thereof.

Revised Attachment B incorporates revisions that:

a)	specify the revised delivery position of the Revised MADP Right;

b)	incorporate the conversion of each of the two Former [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MADP Rights into two [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Quarter [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] QADP Rights by eliminating each of the two Former [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MADP Rights from Revised Attachment B; and

c)	incorporate the conversion of the Former QADP Right into the New MADP Right by adding the New MADP Right to Revised Attachment B.

Revised Attachment C incorporates revisions that:

a)	specify the revised delivery positions of each of the two Revised QADP Rights;

b)	incorporate the conversion of each of the two Former [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] MADP Rights into two [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Quarter [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] QADP Rights by adding each of the two [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Quarter [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] QADP Rights to Revised Attachment C; and

c)	incorporate the conversion of the Former QADP Right into the New MADP Right by eliminating the Former QADP Right from Revised Attachment C.

3.	Customer Chapter 11:

P.A. No. 1980	4	SA-29

BOEING PROPRIETARY

Boeing acknowledges that Customer is a debtor in possession under chapter 11 of title 11 of the United States Code (the Bankruptcy Code) in the cases styled “In re AMR Corporation, et al.” pending in the United States Bankruptcy Court for the Southern District of New York, case no. 11-15643 (SHL) (Jointly Administered). Customer believes that it has all requisite authority to enter into this Supplemental Agreement No. 29. The parties agree that this Supplemental Agreement No. 29 does not constitute an assumption, rejection, or assumption and assignment of the Purchase Agreement or cause the Purchase Agreement as a whole to become a new post-petition agreement and that entry into this Supplemental Agreement No. 29 shall not affect any rights of Customer or Boeing under the Bankruptcy Code.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

By: /s/ The Boeing Company	By: /s/ Beverly Goulet
Name: The Boeing Company	Name: Beverly K. Goulet
Its: Attorney-In-Fact	Its: VP Corporate Development and Treasurer

P.A. No. 1980	5	SA-29

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA-20
2.	Delivery Schedule	1, SA-20
3.	Price	1, SA-20
4.	Payment	2, SA-20
5.	Miscellaneous	2, SA-20

TABLE		SA NUMBER
1.	777-200ER Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year	Original Purchase Agreement, SA-3, SA-17, SA-18 & SA-26

1-1.	777-200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-1

1-2.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-2 & SA-6

1-3.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA-5, SA-6 & SA-9

1-5.	777-223IGW Aircraft Information Table: 2001-2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA-10, SA-11, SA-12 & SA-15

1-6.	777-200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA-13

1-7.	777-323ER Aircraft Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Base Year	SA-25, SA-26, SA-28

P.A. No. 1980	Table of Contents, Page i	SA-29

BOEING PROPRIETARY

TABLE		SA NUMBER
2.	777-223IGW Aircraft Information Table: 2009-2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA-15 & SA-16

3.	777-223IGW Aircraft Information Table: 2006-2010 Deliveries Jul. 1995 Airframe Base Year [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Jul. 2001 Engine Base Year	SA-15 & SA-16

EXHIBIT		SA NUMBER
A.	Aircraft Configuration

A1.	Aircraft Configuration – 777-323ER	SA-20

B.	Aircraft Delivery Requirements and Responsibilities	SA-20

C.	Defined Terms	SA-20

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20

BFE1.	BFE Variables

BFE1-2.	BFE Variables - 777-323ER	SA-25, SA-26, SA-28

CS1.	Customer Support Variables

CS1-2	Customer Support Variables - 777-323ER	SA-20

SLP1	Service Life Policy Components

EE1-BR1.	Engine Escalation and Engine Warranty	SA-15

EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity – 777-323ER	SA-20

P.A. No. 1980	Table of Contents, Page ii	SA-29

BOEING PROPRIETARY

LETTER AGREEMENTS		PA or SA NUMBER
6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft
6-1162-AKP-071R1	Purchase Obligations	PA3219
6-1162-AKP-072R3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20
6-1162-AKP-073R1	Accident Claims and Litigation	PA3219
6-1162-AKP-109R3	Business Considerations	SA-20
6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20
Attachment A	Description and Price for Eligible Models	SA-20
Attachment B	Information Regarding MADP Rights	SA-29
Attachment C	Information Regarding QADP Rights	SA-29
Attachment D	Forms of Purchase Agreement Supplement	SA-20
Attachment E	Letter Agreements	SA-20
Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20
6-1162-AKP-111	Aircraft Performance Guarantees
AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20
AAL-PA-1980-LA-04205R4	Aircraft Performance Guarantees – 777-323ER	SA-28
6-1162-AKP-112	Spares Matters
6-1162-AKP-113	Model 777 Miscellaneous Commitments
6-1162-AKP-114R1	Installation of Cabin Systems Equipment	SA-22
AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment – 777-323ER	SA-20
6-1162-AKP-115	Component and System Reliability Commitments
6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines
6-1162-AKP-117	Delivery Schedule
6-1162-AKP-118R2	Confidentiality	SA-20
6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6
AAL-PA-1980-LA-1003536R1	Multiple Operating Weight Program, Model 777-323ER Aircraft	SA-21
AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20
AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23
AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25

P.A. No. 1980	Table of contents, Page iii	SA-29

BOEING PROPRIETARY

Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding MADP Rights

MSN	Exercise Date	Delivery Month/Year
41665	SA-20	[CONFIDENTIAL
31546	SA-22	PORTION
31547	SA-23	OMITTED
33125	SA-24	AND
41666	SA-25	FILED
67680	[CONFIDENTIAL PORTION	SEPARATELY
	OMITTED AND	WITH
71938	FILED SEPARATELY	THE
71939	WITH THE COMMISSION	COMMISSION
71940	PURSUANT TO	PURSUANT TO
71942	A REQUEST FOR	A REQUEST FOR
101794	CONFIDENTIAL	CONFIDENTIAL
67655	TREATMENT]	TREATMENT]

In addition to (i) revising the delivery position of MSN 67665 from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) adding the MADP Right for MSN 101794 due to its conversion to MADP Right from a QADP Right (as described in Revised Attachment C), SA-29 eliminates the following two MADP Rights from Revised Attachment B (due to their conversion to QADP Rights and being added to Revised Attachment C):

67660	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
101795	COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980	SA No. 29	Page 1 of 1

SA-29, Page 7 of 8

Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding QADP Rights

MSN	Exercise Date	Delivery Quarter
101789	[CONFIDENTIAL	[CONFIDENTIAL
31543	SA-20	PORTION
101790	PORTION	OMITTED	SA-21
41668	SA-23	AND
31548	SA-25	FILED
41669	OMITTED	SEPARATELY	SA-27
68870	AND	WITH	SA-21
67660	FILED	THE	SA-29
101795	SEPARATELY	COMMISSION	SA-29
68872	WITH	PURSUANT
68870	THE	TO	SA-21
68864	COMMISSION	A
101798	PURSUANT	REQUEST
101801	TO	FOR
101790	A REQUEST FOR	CONFI -	SA-29
41669	CONFIDENTIAL	DENTIAL	SA-27
181031	TREATMENT]	TREATMENT]	SA-29

In addition to (i) revising the delivery positions of MSNs 101790 and 181031 and (ii) reflecting the addition of MSNs 67660 and 101795 (due to their conversion to QADP Rights from MADP Rights) both as specified above, SA-29 eliminates the following QADP Right from Revised Attachment C (due to its conversion to MADP Right and being added to Revised Attachment B):

101794	[CONFIDENTIAL PORTION OMITTED AND FILED S EPARATELY WITH THE	COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-29

PA No. 1980	SA No. 29	Page 1 of 1

SA-29, Page 8 of 8